Supplement to Prospectuses

Prospectuses dated May 1, 1996

     Scudder  Balanced Fund
     Scudder High Yield Tax Free Fund
     Scudder Income Fund
     Scudder Limited Term Tax Free Fund
     Scudder Managed  Municipal Bonds
     Scudder Medium Term Tax Free Fund
     Scudder Short Term Bond Fund
     Scudder Zero Coupon 2000 Fund

As Revised August 1, 1996
     Scudder Tax Free Money Fund

As Revised August 13, 1996
     Scudder Growth and Income Fund

Prospectuses dated August 1, 1996
     Scudder California Tax Free Fund
     Scudder California Tax Free Money Fund
     Scudder GNMA Fund
     Scudder International Fund
   * Scudder Massachusetts Limited Term Tax Free Fund
   * Scudder Massachusetts Tax Free Fund
   * Scudder  New York Tax Free Fund
   * Scudder  New York Tax Free Money Fund
   * Scudder Ohio Tax Free Fund
   * Scudder Pennsylvania Tax Free Fund

Prospectuses dated February 1, 1996
     Scudder Capital Growth Fund
     Scudder Value Fund

Prospectuses dated November 1, 1995
     Scudder Development Fund
     Scudder Gold Fund
     Scudder International Bond Fund
     Scudder U. S. Treasury Money Fund
  *  Scudder Cash Investment Trust
     Scudder Global Fund

Prospectuses dated March 1, 1996
     Scudder  Emerging  Markets  Income Fund
     Scudder Emerging  Markets Growth Fund
     Scudder Global Discovery Fund
     Scudder Greater Europe Growth Fund
     Scudder Latin America Fund
     Scudder Pacific Opportunities Fund
     Scudder Quality Growth Fund

As Revised March 6, 1996
     Scudder Global Bond Fund

Prospectus dated June 28, 1996
     Scudder High Yield Bond Fund

Prospectus dated October 6, 1995
     Scudder Small Company Value Fund


   The Board of Trustees/Directors of the Funds listed above have voted to change the minimum shareholder account size, effective January 1, 1997. On that date, the new account minimums will be in effect, and all references to initial purchases and minimum account size will be modified, as described below, and will replace the section entitled "Minimum balances" under Transaction Information in these Funds' prospectuses.

Minimum balances

   Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Trustees/Directors. Scudder retirement plans and certain other accounts have similar or lower minimum balance requirements. The initial investment and minimum account balance for fiduciary accounts such as IRAs will increase from $500 to $1,000 per fund account, while the subsequent minimum investment will remain at $50. A shareholder may open a regular account with a minimum of $1,000, if an investment program of at least $100 per month is established.


   Shareholders with non-fiduciary accounts who maintain an account balance of less than $2,500 in the Fund without establishing a regular investment program may be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance (same surname, same address) in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, where a reduction in value has occurred due to a redemption or exchange out of the account. The shareholder may restore the share balance to $250 or more during the 60-day notice period and must maintain it at no lower than that minimum to avoid an involuntary redemption. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions - Other information" in the Fund's Statement of Additional Information.

* At Special Shareholder Meetings, shareholders of these Funds will be asked to amend each Fund's governing documents to clarify the authority of the Boards of Trustees to change the minimum shareholder account size. Effective January 1, 1997, all references to initial purchases and minimum account size will be modified, as described above, and will replace the section entitled "Minimum balances", under Transaction Information in these Funds' prospectuses.



September 25, 1996                                                       Mega-96
                                                                       SFD609132
                                                                        SU001096

                                                              September 25, 1996

Dear Scudder Fund Shareholder,


     Scudder recently undertook a review of average account sizes and determined that administrative and recordkeeping costs for smaller accounts are contributing to higher fund expenses for all shareholders. As a result, we plan to institute higher account minimums and a new sub-minimum account fee effective January 1, 1997. Our purpose in writing to you is to outline these changes and give you sufficient time to meet the new minimum should you be affected.

     Effective January 1, 1997, the initial investment and the minimum account balance for regular accounts will increase from $1,000 to $2,500. The subsequent minimum investment will remain at $100. The initial investment and minimum account balance for fiduciary accounts such as IRAs will increase from $500 to $1,000 per fund account, and the subsequent minimum investment will remain at $50.


     Beginning next year, we also will be instituting a sub-minimum account fee, which will be returned to the funds to offset the higher administrative and recordkeeping expenses associated with small accounts. Regular accounts under $2,500 that do not have an automatic investment plan in place will be assessed an annual $10 per fund account charge. The sub-minimum fee will not apply to IRAs and other fiduciary accounts. We will contact those shareholders who are affected by the increase prior to assessing any sub-minimum account fees.


     If your account balance currently falls below the new minimum, there are a number of ways you can avoid paying the sub-minimum account fee.

     o Take advantage of Scudder's Automatic Investment Plan (AIP). If your account meets the current minimum -- $1,000 for a regular account and $500 for an IRA -- we will waive the fee if a regular investment program such as Scudder's Automatic Investment Plan (AIP) is established. The monthly contribution to the AIP should be at least $100 a month for a regular account and $50 a month for an IRA.

     o Consider consolidating smaller accounts. Our representatives are available to help you choose appropriate funds and complete any transactions.

     o Increase your account balance to meet the new minimum. You may simply decide to increase your account balance by check at this time.

     The account policy changes are detailed in the prospectus supplement on the reverse side, which we encourage you to read carefully. Please contact a Scudder Investor Relations representative, toll-free, at 1-888-815-1840 if you have any questions or would like help choosing a course of action.

      Sincerely,

      /s/David S. Lee
      David S. Lee
      President, Scudder Investor Services, Inc.





   This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.
                                 (over, please)